NATIXIS FUNDS

Supplement dated March 12, 2018 to the Prospectus and Statement of Additional Information dated February 28, 2017 (as revised February 16, 2018), as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 Fund	Natixis Sustainable Future 2040 Fund
Natixis Sustainable Future 2020 Fund	Natixis Sustainable Future 2045 Fund
Natixis Sustainable Future 2025 Fund	Natixis Sustainable Future 2050 Fund
Natixis Sustainable Future 2030 Fund	Natixis Sustainable Future 2055 Fund
Natixis Sustainable Future 2035 Fund	Natixis Sustainable Future 2060 Fund

Effective March 12, 2018, the fourth paragraph under the heading “Investment Subadvisers” in the “Management Team” section of the Prospectus is deleted in its entirety and replaced with the following:

Information About the Manager-of-Manager Structure

Natixis Advisors and the Funds have received an exemptive order from the SEC (the “Current Order”) that permits Natixis Advisors to enter into new subadvisory agreements and to amend existing sub-advisory agreements with subadvisers that are not affiliated with Natixis Advisors without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the Current Order, a majority of the shareholders of the Fund must approve reliance by the Fund on the Current Order. Certain Natixis Funds, including each of the Natixis Sustainable Future Funds, have received shareholder approval to rely on the Current Order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

In addition, Natixis Advisors and the Funds have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Current Order and would permit Natixis Advisors, subject to approval by the Board of Trustees but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. There can be no guarantee that the SEC will grant the New Order. Shareholders of each Fund have prospectively approved the operation of the Fund under the manager-of-manager structure contemplated by the New Order. If the SEC grants the New Order, the Funds intend to immediately rely on the relief granted. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.

Effective March 12, 2018, the third paragraph under the heading “Advisory and Subadvisory Agreements” in the “Investment Advisory and Other Services” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Except as noted below, each advisory agreement and, where applicable, each subadvisory agreement, provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Trust has received an exemptive order from the SEC (the “Current Order”) that permits Natixis Advisors to enter into new subadvisory agreements and to amend existing subadvisory agreements with subadvisers that are not affiliated with Natixis Advisors without obtaining shareholder approval, if approved by the

Board of Trustees. Before any Fund can begin to rely on the Current Order, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the Current Order. Certain Natixis Funds, including each of the Natixis Sustainable Future Funds, have already received shareholder approval to rely on the Current Order. Shareholders will be notified of any subadviser changes within 90 days of such changes.

In addition, Natixis Advisors and the Trust have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Current Order and would permit Natixis Advisors, subject to approval by the Board of Trustees but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. There can be no guarantee that the SEC will grant the New Order. Shareholders of each Fund have prospectively approved the operation of the Fund under the manager-of-manager structure contemplated by the New Order. If the SEC grants the New Order, the Funds intend to immediately rely on the relief granted. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.